UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 8, 2005
OM GROUP, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-12515
(Commission File Number)
52-1736882
(I.R.S. Employer Identification Number)
127 Public Square
1500 Key Tower
Cleveland, Ohio 44114-1221
(Address of principal executive offices)
(Zip code)
(216) 781-0083
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On November 8, 2005, OM Group, Inc. (the “Company”) issued a press release announcing the unaudited financial results for the three and nine months ended September 30, 2005, which press release was furnished in a current report on Form 8-K submitted by the Company on November 8, 2005. As previously announced, management of the Company held a conference call on November 8, 2005 at 10 a.m. ET regarding the results of operations of the Company for such period. A copy of the transcript of the conference call is included as Exhibit 99.1 and additional presentation materials are included as Exhibit 99.2 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
As described in Item 2.02 of this Current Report on Form 8-K, the following Exhibit is furnished as part of this Current Report on Form 8-K.
(c)	Exhibits

99.1	OM Group, Inc. transcript of conference call held on November 8, 2005.

99.2	OM Group, Inc. presentation materials furnished in connection with the conference call held November 8, 2005.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OM Group, Inc.

(Registrant)

Date: November 10, 2005
/s/ Valerie Gentile Sachs

Name: Valerie Gentile Sachs
Title: Vice President, General Counsel and Secretary